STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
                 PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, James H. Blanchard, Chairman and Chief Executive Officer, state and attest that:

    (1) To the best of my knowledge, based upon a review of the covered reports of Synovus Financial Corp., and, except as corrected or supplemented in a subsequent covered report:

          * no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          * no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

    (2) I have reviewed the contents of this statement with Synovus Financial Corp.'s audit committee.

    (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          * Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Synovus Financial Corp;

          * all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Synovus Financial Corp. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          *    any amendments to any of the foregoing.


/s/James H. Blanchard                           Subscribed and sworn to
---------------------                           before me this 7th day of
James H. Blanchard                              August, 2002
Chairman and Chief Executive Officer
Synovus Financial Corp.

Date: August 7, 2002                            /s/Brenda McKinney
                                                -------------------
                                                   Notary Public

                                                My Commission Expires: 09/18/03

                                  Exhibit 99.1